UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 12(b) or (g) of
the Securities Exchange Act of 1934

(Date of Report (date of earliest event reported)): December 21, 2005

NEWMIL BANCORP, INC.
(Exact name of registrant specified in its charter)
Delaware	0-16455	06-1186389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 Main Street, P.O. Box 600 New Milford, Connecticut		06776
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(860) 355-7600

[not applicable]
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement

Change in Control Agreements. With no change in the amount of benefits payable under the Change in Control Agreements entered into with the following NewMil Bank officers, NewMil Bancorp, Inc. has entered into amended Change in Control Agreements with:

1)	B. Ian McMahon, Executive Vice President and Chief Financial Officer,
2)	Betty F. Pacocha, Executive Vice President and Secretary,
3)	William D. Starbuck, Executive Vice President,
4)	Terrence J. Shannon, Executive Vice President,
5)	John A. Baker, Executive Vice President, and
6)	Senior Vice Presidents Diane Farrell, Robert J. Granata, Thomas W. Grant III, and Roberta J. Reed.

The amendments to the Change in Control Agreements are intended to cause payments that are made under the Change in Control Agreements to be in compliance with section 409A of the Internal Revenue Code of 1986, as amended, which was added to the Internal Revenue Code by the American Jobs Creation Act of 2004.

The Change in Control Agreements of Ms. Pacocha and Messrs. Grant and Shannon were amended to eliminate automatic termination at age 65. The Change in Control Agreements of Messrs. McMahon and Shannon and Mesdames Pacocha, Farrell, and Reed were also amended to (a) provide that severance benefits become payable immediately after a change in control of NewMil Bancorp, Inc. occurs and (b) provide for reimbursement of the officer’s legal fees if the Change in Control Agreements are challenged after a change in control. In addition, a legal fee reimbursement right has been added by amendment of the Change in Control Agreements of Executive Vice Presidents John A. Baker and William D. Starbuck, and Senior Vice Presidents Robert J. Granata and Thomas W. Grant III, and, although their agreements continue to provide that severance is payable if and only if termination of employment occurs within two years after a change in control. Under the amended agreements, potential legal fee reimbursement after a change in control will range from a maximum of $250,000 for Mr. McMahon and $150,000 for Mr. Shannon to a maximum of $50,000 for Executive Vice Presidents Baker and Starbuck and Senior Vice Presidents Farrell and Grant, $50,000 for Ms. Pacocha, and $40,000 for Senior Vice Presidents Granata and Reed.

Lastly, NewMil Bancorp, Inc. entered into Change in Control Agreements with Senior Vice Presidents Virginia Dexter and Marlene Warren, promising severance equal to one half of their annual compensation if their employment terminates involuntarily but without cause or voluntarily but with good reason within two years after a change in control. For this purpose, annual compensation means the officer’s base salary plus the officer’s bonus in the preceding year. Senior Vice Presidents Dexter and Warren will also be entitled to reimbursement of up to $20,000 of their legal fees if their Change in Control Agreements are challenged after a change in control.

President and Chief Executive Officer Francis J. Wiatr is not a party to a Change in Control Agreement, but he is a party to an Employment Agreement dated as of January 2, 2002 with NewMil Bancorp, Inc., which was amended as of February 23, 2005. To ensure that payments made under the Employment Agreement are in compliance with section 409A, NewMIl Bancorp, Inc. and Mr. Wiatr have entered into a Second Amendment of the Employment Agreement, with no change in the amount of benefits payable under the agreement.

Salary Continuation Agreement. The Salary Continuation Agreements NewMil Bank entered into with Mr. Shannon, Ms. Farrell, Mr. Grant, and Francis J. Wiatr, President and Chief Executive Officer have also been amended, with no change in the amount of benefits payable. The amendments of the Salary Continuation Agreements are for the principal purpose of ensuring that benefits under the agreements are paid in a manner and at a time that are consistent with section 409A, a new provision of the Internal Revenue Code governing nonqualified deferred compensation. Accordingly, the definition of the term change in control employed in the agreements has been revised so that it is consistent with the definition employed in section 409A and proposed rules and guidance issued thereunder by the Treasury Department and the IRS, and benefits payable after a change in control occurs will be payable immediately after the change in control, rather than being deferred until employment termination occurs within a fixed amount of time after the change in control. Like the Change in Control Agreements, the amended Salary Continuation Agreements also promise legal fee reimbursement if the agreements are challenged after a change in control, with a maximum potential legal fee reimbursement of $150,000 for Mr. Shannon, $20,000 for Ms. Farrell, and $100,000 for Mr. Grant.

Mr. Wiatr’s Salary Continuation Agreement already provided for legal fee reimbursement after a change in control, as well as benefits that are payable immediately after a change in control rather than as a consequence of employment termination occurring within a fixed amount of time after a change in control. Accordingly, the principal effect of the amendment of Mr. Wiatr’s Salary Continuation Agreement is to ensure consistency with defined terms employed in section 409A.

Director Deferred Compensation Agreements. Finally, the Director Deferred Compensation Agreements NewMil Bank entered into with Directors Kevin L. Dumas, Anthony M. Rizzo, Joseph Carlson II, and Paul N. Jaber have also been amended. Like the amendments of the Salary Continuation Agreements, amendment of the Director Deferred Compensation Agreements is for the principal purpose of ensuring that benefits under the agreements are paid in a manner and at a time that are consistent with section 409A. The definition of the term change in control employed in the agreements has been revised so that it is consistent with the definition employed in section 409A and proposed rules and guidance issued thereunder by the Treasury Department and the IRS, and benefits payable after a change in control occurs will be payable immediately after the change in control, rather than being deferred until termination of director service occurs within a fixed amount of time after the change in control. The amendment of the Director Deferred Compensation Agreements likewise incorporates a promise of legal fee reimbursement if the agreements are challenged after a change in control, with a maximum potential legal fee reimbursement of $100,000 under each amended agreement.

Item 9.01(d) Exhibits

10.2.2	Second Amendment of Employment Agreement between NewMil Bancorp, Inc. and President and CEO Francis J. Wiatr

10.09
Second Amended and Restated Salary Continuation Agreement between NewMil Bank and Francis J. Wiatr, and Split Dollar Agreement between NewMil Bank and Francis J. Wiatr (the Split Dollar Agreement only is incorporated by reference to Exhibit 10.10 of the Registrant’s Form 10-K for the year ended December 31, 2001, filed on March 29, 2002)

10.10
Amended Salary Continuation Agreement between NewMil Bank and Diane Farrell, and Split Dollar Agreement between NewMil Bank and Diane Farrell (the Split Dollar Agreement only is incorporated by reference to Exhibit 10.10 of the Registrant’s Form 10-K for the year ended December 31, 2003, filed on March 11, 2004)

10.11	Amended Salary Continuation Agreement between NewMil Bank and Thomas W. Grant III

10.12
Amended Salary Continuation Agreement between NewMil Bank and Terrence J. Shannon, and Split Dollar Agreement between NewMil Bank and Terrence J. Shannon (the Split Dollar Agreement only is incorporated by reference to Exhibit 10.12 of the Registrant’s Form 10-K for the year ended December 31, 2003, filed on March 11, 2004)

10.13	Amended Director Deferred Compensation Agreement between NewMil Bank and Director Joseph Carlson II

10.14	Amended Director Deferred Compensation Agreement between NewMil Bank and Director Kevin L. Dumas

10.15	Second Amended Director Deferred Compensation Agreement between NewMil Bank and Director Paul N. Jaber

10.16	Second Amended Director Deferred Compensation Agreement between NewMil Bank and Director Anthony M. Rizzo Sr.

10.17	Change in Control Agreement between NewMil Bancorp, Inc. and John A. Baker

10.18	Change in Control Agreement between NewMil Bancorp, Inc. and Diane Farrell

10.19	Change in Control Agreement between NewMil Bancorp, Inc. and Thomas W. Grant III

10.20	Change in Control Agreement between NewMil Bancorp, Inc. and B. Ian McMahon

10.21	Change in Control Agreement between NewMil Bancorp, Inc. and Betty A. Pacocha

10.22	Change in Control Agreement between NewMil Bancorp, Inc. and Roberta Reed

10.23	Change in Control Agreement between NewMil Bancorp, Inc. and Terrence J. Shannon

10.24	Change in Control Agreement between NewMil Bancorp, Inc. and William Starbuck

10.25	Change in Control Agreement between NewMil Bancorp, Inc. and Robert Granata

10.26	Change in Control Agreement entered into between NewMil Bancorp, Inc. and Virginia Dexter

10.27	Change in Control Agreement between NewMil Bancorp, Inc. and Marlene Warren

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NewMil Bancorp, Inc.

Date: December 21, 2005	/s/ Francis J. Wiatr
Francis J. Wiatr
Chairman, President, and Chief Executive Officer